[SWVA BANCSHARES, INC.]

September 18, 1996

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of SWVA Bancshares, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 23, 1996, at 10:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Cherry Bekaert & Holland L.L.P., certified public accountants, will be present to respond to any questions stockholders may have.

        The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY SHEET AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                 Sincerely,


                                 /s/B.L. Rakes
                                 B.L. Rakes
                                 President
                                 SWVA Bancshares, Inc.
                                 Southwest Virginia Savings Bank, FSB

- --------------------------------------------------------------------------------
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
                                 (540) 343-0135
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 1996
- --------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SWVA Bancshares, Inc., (the "Company") will be held at Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 23, 1996, 10:30 a.m. A proxy sheet and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.      The election of three directors of the Company; and

2. The ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1997.

        The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon at the Meeting. The
Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 9, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF THE COMPANY. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS



                       /s/Barbara C. Weddle
                       Barbara C. Weddle
                       Secretary

Roanoke, Virginia
September 18, 1996

- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 1996
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                     General
- --------------------------------------------------------------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SWVA Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 23, 1996, 10:30 a.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 18, 1996. The Company is the sole shareholder of Southwest Virginia Savings Bank, FSB (the "Bank").

        At the Meeting, stockholders will consider and vote upon (i) the election of three directors, and (ii) the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

- --------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
- --------------------------------------------------------------------------------

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

- --------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
- --------------------------------------------------------------------------------

        Stockholders of record as of the close of business on September 9, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 541,190 shares of Common Stock issued and outstanding.

        The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

        The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (any shares held in excess of the Limit shall not be considered entitled to vote) is necessary to constitute a quorum at the Meeting. Any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on such matter, are considered "Broker Non-Votes." In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.

        As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Articles of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

        Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                           Percent of Shares
                                         Amount and Nature of               of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership                 Outstanding
- ------------------------------------     --------------------                 -----------

Southwest Virginia Savings Bank, FSB         45,292                               8.24%
Employee Stock Ownership Plan
302 Second Street, S.W.
Roanoke, Virginia  24011-1597

All Directors and Executive Officers         77,801(1)(2)(3)                     14.16%
  as a Group (9 persons)

- ----------------------------------
(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 5,476 shares of Common Stock that executive officers have a right to acquire pursuant to the exercise of options within 60 days from the Record Date. Includes 3,406 shares of Common Stock allocated under the ESOP to executive officers, over which such individuals exercise shared voting and investment power.
(2) Excludes 36,517 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which certain directors serve as members of the administrative committee ("ESOP Committee") or as trustees for the ESOP ("ESOP Trustees"). Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed B.L. Rakes, John L. Hart, and Michael
        M. Kessler to serve as the ESOP Committee and Michael M. Kessler,  James
        H. Brock, and Glen C. Combs to serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(3) Includes 22,812 shares of Common Stock held by the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan") as of the close of business on the Record Date. Directors Hart, Hoge, Brock, Combs, and Kessler collectively serve as trustees to the Management Stock Bonus Plan' trust, and exercise shared voting and dispositive power over the shares of Common Stock held by such trust.

- --------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
- --------------------------------------------------------------------------------

        The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the best of the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 1996.

- --------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
- --------------------------------------------------------------------------------

        The Articles of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of James H. Brock, Glen C. Combs, and Michael M. Kessler, has a term of office expiring at the Meeting. A second class, consisting of John L. Hart, and B.L. Rakes, has a term of office expiring at the annual meeting of stockholders to be held in 1997. A third class, consisting of F. Courtney Hoge and Barbara C. Weddle, has a term of office expiring at the annual meeting of stockholders to be held in 1998. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

        James H. Brock, Glen C. Combs, and Michael M. Kessler have been nominated by the Board of Directors to serve as directors. Messrs. Brock, Combs, and Kessler are currently members of the Board and have been nominated for three-year terms to expire in 1999. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

        The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                    Shares of
                                    Year First       Current      Common Stock
                                    Elected or       Term to   Beneficially Owned     Percent
Name                     Age(1)    Appointed(2)      Expire         (3)(4)          of Class(5)
- ----                     ------    ------------      ------         ------          -----------

                           BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

James H. Brock             54          1985           1996      27,414(6)(13)(14)        4.99%
Glen C. Combs              49          1987           1996      33,382(7)(13)(14)        6.07%
Michael M. Kessler         44          1987           1996      27,707(8)(13)(14)        5.04%


                                DIRECTORS CONTINUING IN OFFICE

John L. Hart               76          1960           1997      33,382(9)(13)(14)        6.07%
B.L. Rakes                 63          1977           1997      14,140(10)(13)           2.57%
F. Courtney Hoge           55          1979           1998      26,882(11)(14)           4.89%
Barbara C. Weddle          59          1987           1998       4,796(12)                .87%



(footnotes appear on next page)

(footnotes to table on prior page)

- ---------------------
(1)     At June 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank during June 1994 became directors of the Company when it was incorporated in June 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.
(4)     Beneficial ownership as of the Record Date.
(5) Percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the Rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Includes 3,500 shares owned by Mr. Brock jointly with his wife over which he exercises joint voting and investment power, 321 shares owned by Mr. Brock through an IRA over which Mr. Brock exercises sole voting and investment power, and 211 shares held as custodian for his son over which he exercises sole voting and investment power. Includes 570 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options within 60 days from the Record Date.
(7) Includes 5,000 shares owned directly by Mr. Combs over which he exercises sole voting and investment power and 5,000 shares owned by Mr. Combs' spouse over which he exercises joint voting and investment power. Includes 570 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options within 60 days from the Record Date.
(8) Includes 2,200 shares directly owned by Mr. Kessler and 2,125 shares held in Mr. Kessler's IRA. Includes 570 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options within 60 days from the Record Date.
(9) Includes 2,652 shares of Common Stock held directly by Mr. Hart, 5,047 shares held by Mr. Hart's IRA, 2,236 shares held by the IRA of Mr. Hart's wife, and 65 shares held by Mr. Hart's wife. Includes 570 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options within 60 days from the Record Date.
(10) Includes 1,222 shares of Common Stock allocated to Mr. Rakes under the ESOP, over which shares Mr. Rakes exercises shared voting and investment power. Includes 2,219 shares which Mr. Rakes owns directly and over which he exercises sole voting and investment power, and 7,031 shares owned by his wife over which he exercises joint voting and investment power. Includes 2,853 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options and 815 shares of Common stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.
(11) Includes 570 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options within 60 days from the Record Date.
(12) Includes 889 shares of Common Stock allocated to Ms. Weddle under the ESOP, over which shares Ms. Weddle exercises shared voting and investment power. Includes 1,483 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options and 424 shares of Common stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.
(13) Excludes 36,517 unallocated shares of Common Stock held under the ESOP for which certain directors serve as members of the ESOP Committee or as ESOP Trustees. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed B.L. Rakes, John L. Hart, and Michael M. Kessler to serve as the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs to serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 9,130 shares have been released for allocation under the ESOP to participant accounts.
(14) Includes 22,812 shares of Common Stock held by the Management Stock Bonus Plan's trust, to which the individual serves as trustee, and exercises shared voting and dispositive power over such shares.

Biographical Information

        Set forth below is certain information with respect to the directors of the Company. All directors have held their present positions for five years unless otherwise stated.

        James H. Brock is currently President of Rusco Window Company, Roanoke, Virginia, a manufacturer and distributor of home improvement products which has employed Mr. Brock since 1970. He is a member and past President of the Rotary Club of Roanoke, past President of the Better Business Bureau, and a former member of the board of directors of the Credit Marketing and Management Association.

        Glen C. Combs is the President and sole owner of M&M Brokerage, a food brokerage located in Roanoke, Virginia. Mr. Combs is a former member of the Rotary Club of Roanoke and the Roanoke Food Brokers Association and a Board member of Inter-City Athletic Association.

        Michael M. Kessler has been the President and sole stockholder of Kessler Associates, Ltd., a photo processing company, since 1984. He is also a member and past President of the Rotary Club of Roanoke, past President of the Virginia Professional Photographers Association, a member of the Board of Governors of the Southeastern Professional Photographers Association, past chairman of the Specialist Group of the Professional Photographers of America and a past Board Member of the Better Business Bureau.

        John L. Hart has been an attorney-at-law with his own general civil practice in Roanoke since 1950. He also serves as General Counsel to the Bank and has a retainer agreement with the Bank (see "Certain Relationships and Related Transactions" below).

        B.L. Rakes has been President, Chief Executive Officer and Chief Financial Officer of the Bank since 1977 and has been employed by the Bank since 1959. He served as Vice President and Treasurer from 1973 to 1977, and as Secretary from 1974 to 1977. He is a member and past President of the Rotary Club of Roanoke and an arbitrator for the Roanoke Better Business Bureau.

        F. Courtney Hoge has been an insurance sales representative for New York Life Insurance Company, Roanoke, Virginia since 1967. He is a member of the Board of Directors of the Roanoke Chapter of the American Red Cross, President of the E. Price Ripley Memorial Foundation and a member of the board of directors of the Rescue Mission.

        Barbara C. Weddle has been Senior Vice President of the Bank since 1985, in which capacity she oversees the savings, accounting and personnel departments. She has served as Secretary of the Bank since 1977. She has been employed by the Bank since 1965 in various capacities and served as a Vice President from 1977 until 1985.

Stockholder Nominations

        Pursuant to the Company's Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing as set forth in the Articles of Incorporation. To be timely, a stockholder's notice shall be received by the Chairman of the Nominating Committee of the Board (which notice may be sent to such Chairman in care of the Secretary of the Company) or, in the absence of such a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

        The stockholder's notice must contain certain information as required by and set forth in the Articles of Incorporation. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

        The nomination made by a stockholder may be made only at a meeting of the stockholders of the Company called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions set forth in the Articles of Incorporation.

Meetings and Committees of the Board of Directors

        The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended June 30, 1996, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended June 30, 1996, the Board of Directors of the Company held 11 regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended June 30, 1996.

        The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors of the Company met 1 time as the Nominating Committee during the 1996 fiscal year.

        The Audit Committee is comprised of Directors Hart (Chairman), Hoge, Brock, Combs, and Kessler. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met once during the fiscal year ended June 30, 1996.

        The Executive Committee consists of Directors Hart (Chairman), Rakes, Combs, and Hoge. The Executive Committee meets on call. It offers guidance to the Bank's and the Company's management. When necessary, it performs functions of the full Board during the intervals between meetings of the Board of Directors. The Executive Committee held one meeting during the fiscal year ended June 30, 1996. The Executive Committee also acts as the Personnel Committee. The Personnel Committee meets annually to review and recommend salary adjustments for senior management.

        The Retirement Committee consists of Directors Hoge (Chairman), Hart, and Weddle. The Retirement Committee meets on call to review and study the Bank's retirement plans. The Retirement Committee met 0 times during the fiscal year ended June 30, 1996.

Directors' Compensation

        The Company pays Board of Director fees of $3,600 per year to each member of its Board of Directors. The Company paid a total of $25,200 in directors fees during the fiscal year ended June 30, 1996.

        The Bank also pays Board of Director fees. Chairman Hart receives $400 monthly and $350 per meeting attended and all other directors are paid $350 per meeting attended. Directors Rakes and Weddle do not receive fees for attendance of meetings of the Board of Directors of the Bank or any of its committees. Each non-employee director attending a meeting of the Executive Committee, Retirement Committee, or Loan Committee of the Bank receives a fee of $100 per meeting attended. The Bank paid a total of $32,900 in board and committee fees to members of the Board of Directors during the fiscal year ended June 30, 1996.

        Stock Awards. On October 25, 1995, the stockholders of the Company approved the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan") and the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Hart, Hoge, Brock, Combs, and Kessler each received (as of the date of stockholder approval) options to purchase 2,852 shares of Common Stock under the 1994 Stock Option Plan and 1,141 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors will be first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to the above named directors will vest 14.28% one year from the date of grant and 14.28% annually thereafter.

Executive Compensation

        Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the fiscal year ended June 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.


                                                                             Long Term Compensation
                                          Annual Compensation                          Awards
                                ---------------------------------------    ---------------------------
                                                                                            Securities
                                                                           Restricted       Underlying
Name and                        Fiscal                   Other Annual          Stock         Options/         All Other
Principal Position   Year       Salary    Bonus         Compensation(1)    Awards($)(2)       SARs(#)       Compensation
- ------------------   ----       ------    -----         ---------------    ------------       -------       ------------

B.L. Rakes           1996     $95,995     $  --              $4,760         $95,202(3)        14,264          $32,395(4)
President            1995     $95,995     $  --              $2,900             --              --            $19,574(5)
                     1994     $92,302     $  --              $  100             --              --            $11,711(6)


- ------------------------
(1) Consists of board of director fees from the Company and Southwest Virginia Service Corp. Does not include the value of certain other benefits, such as automobile allowances, which do not exceed 10% of the total salary and bonus of the individual.
(2) Mr. Rakes has 5,705 shares of restricted stock in the aggregate which have a total value of $88,998 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the fiscal year). Dividends will be paid on the restricted stock awarded.

(footnotes are continued on next page)

(footnotes continued from prior page)

(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) Includes 1,222 shares of Common Stock allocated under the ESOP as of June 30, 1996 with a market value as of June 30, 1996, of $15.60 per share, for a total value of $19,063, and (includes accruals under the Bank's Supplemental Executive Retirement Plan of $13,332 for the fiscal year ending June 30, 1996.
(5) Includes 596 shares of Common Stock allocated under the ESOP as of June 30, 1995 with a market value as of June 30, 1995, of $11.938 per share, for a total value of $7,079. Includes accruals under the Supplemental Executive Retirement Plan of $12,495 for the fiscal year ended June 30, 1995.
(6) Includes accruals under the Supplemental Executive Retirement Plan of $11,711 for the fiscal year ended June 30, 1994.

Employment Agreement

               The Bank maintains an employment agreement with B.L. Rakes, President and Chief Executive Officer of the Bank. The employment agreement is for a term of three years at his then current salary level. The employment agreement may be terminable by the Bank for "just cause" as defined in the employment agreement. If the Bank terminates Mr. Rakes without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement. The employment agreement contains a provision stating that in the event of his involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Rakes will be paid in a lump sum an amount equal to 2.99 times his average annual compensation for the prior five years. If Mr. Rakes becomes disabled he will receive 100% of his salary for the first twelve months of his disability and 65% of his salary for the next 24 months or the remaining term of the employment agreement, whichever is less. The employment agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance.

Other Benefits

               Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

               Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

               The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 1.5% of the average annual salary (excluding overtime and bonuses) for the five highest years of salary during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 55. The Pension Plan also provides for payments in the event of disability or death. At June 30, 1996, Mr.

Rakes had 36 years of credited service under the Pension Plan.

               The following table indicates the annual retirement benefit that would be payable under the Pension Plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. All benefits are in addition to any benefits payable under the Federal Social Security System.


                                              Years of Benefit Service
       Average            ----------------------------------------------------------------
Annual Compensation          15            20             25            30            35
- -------------------       -------       -------        -------       -------       -------
        $ 20,000          $ 4,500       $ 6,000        $ 7,500       $ 9,000       $10,500
          40,000            9,000        12,000         15,000        18,000        21,000
          60,000           13,500        18,000         22,500        27,000        31,500
          80,000           18,000        24,000         30,000        36,000        42,000
         100,000           22,500        30,000         37,500        45,000        52,000
         120,000           27,000        36,000         45,000        54,000        63,000

Supplemental Executive Retirement Plan

        The Bank has adopted a supplemental executive retirement plan ("SERP") for the benefit of B.L. Rakes, President and Barbara C. Weddle, Senior Vice President. The purpose of the SERP is to furnish each individual with supplemental post-retirement benefits in addition to those which will be provided under the Pension Plan and other retirement benefits. In accordance with the SERP, upon retirement at age 65, each participant will receive a monthly payment for a period of 240 months equal to the equivalent monthly amount constituting 75% of the highest five year average salary reduced by benefits payable under the Pension Plan. Benefits may be paid upon early retirement after age 55 and 15 years of service with the Bank. Payments under the SERP will be accrued for financial reporting purposes during the period of employment of the participant. The SERP will be unfunded. All benefits payable under the SERP will be paid from current assets of the Bank. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERPs shall be immediately payable upon death or disability of the participant, or upon termination of participant within one year of a change in control of the Bank.

1994 Stock Option Plan

        Pursuant to the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan"), 57,059 shares of Common Stock were reserved for issuance by the Company upon exercise of stock options granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company). The purpose of the 1994 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1994 Stock Option Plan became effective on October 25, 1995 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1994 Stock Option Plan.

                             OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                      (Individual Grants)
- ----------------------------------------------------------------------------------------------------------
                                                  Percent of
                              Number of         Total Options/
                              Securities         SARs Granted
                              Underlying         to Employees        Exercise or
                             Options/SARs         in Fiscal           Base Price
          Name               Granted (#)             Year               ($/Sh)         Expiration Date
- ----------------------------------------------------------------------------------------------------------

         B.L. Rakes             14,264                52%                $16.69        October 25, 2005


                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                       OPTION/SAR VALUES
- ----------------------------------------------------------------------------------------------------------
                                                       Number of Securities
                                                      Underlying Unexercised      Value of Unexercised
                             Shares                        Options/SARs         in-the-Money Options/SARs
                          Acquired on       Value       at Fiscal Year-End         at Fiscal Year-End
                            Exercise      Realized              (#)                       ($)
          Name                (#)            ($)      Exercisable/Unexercisable Exercisable/Unexercisable
- ----------------------------------------------------------------------------------------------------------

         B.L. Rakes             0         $0                     0 / 14,264            $0 / $0 (1)


- ---------------

(1) Based upon an exercise price of $16.69 per share versus a closing price of $16.50 at June 30, 1996.

- --------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- --------------------------------------------------------------------------------

        Director Hart serves as the Bank's General Counsel and has a retainer agreement with the Bank. During the fiscal year ended June 30, 1996, Director Hart earned legal fees of $17,596 from the Bank in connection with title, foreclosure, and deed services and retainer fees.

        Except as noted below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1996. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

        The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms, including interest rates as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectability, nor present other unfavorable features. Adjustable-rate first mortgage loans made to full-time employees and junior officers (assistant vice presidents, assistant secretaries, and assistant treasurers), are made at 1% above the Bank's cost of funds while adjustable-rate second mortgages and cash out refinances are made at 1.5% above the Bank's cost of funds. Such rates are only effective while such persons are employees of the Bank and continue to occupy the real estate securing the loans as their primary residence. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

               Set forth below is certain information as of June 30, 1996, relating to mortgage and other loans given to executive officers and directors and their immediate family who had aggregate outstanding loan balances with the Bank of $60,000 or greater.


                                                                                       Highest Unpaid
                                                                                           Balance
                                                                                         Outstanding
                                                                                         During Last     Unpaid
                                               Original     Interest   Prevailing Rate   Two Fiscal    Balance As
   Name of Officer                    Date       Loan         Rate      at Time Loan     Years Ended   Of June 30,
     or Director     Type of Loan  Originated   Amount       Charged      was Made      June 30, 1996     1996
     -----------     ------------  -----------  ------       -------      --------      -------------  ----------

James H. Brock   Home Mortgage      05/30/86    $80,000      5.25%(1)       8.50%          $62,151       $48,866

- ----------------------
(1) Adjustable rate mortgage loan. This loan was modified at the time the loan was made to 1% above the cost of the Bank's funds rounded to the next one-quarter percent. The rates on this loan adjust annually.

- --------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
- --------------------------------------------------------------------------------

        Cherry Bekaert & Holland L.L.P. served as the Company's auditors for the fiscal year ended June 30, 1996. The Board of Directors has approved the selection of Cherry Bekaert & Holland L.L.P. as its auditors for the fiscal year ended June 30, 1997, subject to ratification by the Company's stockholders. A representative of Cherry Bekaert & Holland L.L.P. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

        Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as the Company's auditors for the fiscal year ended June 30, 1997.

- --------------------------------------------------------------------------------
                                  OTHER MATTERS
- --------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

- --------------------------------------------------------------------------------
                                  MISCELLANEOUS
- --------------------------------------------------------------------------------

        The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The Company's 1996 Annual Report to Stockholders, including financial statements, will be mailed to all persons who were stockholders of record as of the close of business on September 9, 1996. Any stockholder who has not received a copy of the 1996 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The 1996 Annual Report to Stockholders is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

- --------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
- --------------------------------------------------------------------------------

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 302 Second Street, S.W., Roanoke, Virginia 24011-1597, no later than May 21, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

- --------------------------------------------------------------------------------
                                   FORM 10-KSB
- --------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SWVA BANCSHARES, INC., 302 SECOND STREET, S.W., ROANOKE, VIRGINIA 24011-1597.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/Barbara C. Weddle
                                            Barbara C. Weddle
                                            Secretary

Roanoke, Virginia
September 18, 1996

- --------------------------------------------------------------------------------
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
                                 (540) 343-0135


- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 1996
- --------------------------------------------------------------------------------

        The undersigned hereby appoints the Board of Directors of SWVA Bancshares, Inc. ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders ("Meeting"), to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 23, 1996, at 10:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR         WITHHELD

1.      The election as director of all nominees

        listed below:                                    |_|            |_|

        James H. Brock
        Glen C. Combs
        Michael M. Kessler

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                                                         FOR          AGAINST       ABSTAIN

2.      The ratification of the appointment of Cherry
        Bekaert & Holland as independent auditors of
        the Company for the fiscal year ending
        June 30, 1997.                                   |_|            |_|           |_|

        In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors recommends a vote "FOR" all of the above listed propositions.

- --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated September 18, 1996.

                                                     Please check here if you
Dated:                 , 1996                 |_|    plan to attend the Meeting.
       ------------ --


- -------------------------           ------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER



- -------------------------           ------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

- --------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|


Filed by a party other than the registrant |_|


Check the appropriate box:

|_| Preliminary Proxy Statement    |_| Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement
|_| Definitive Additional Materials

|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                SWVA Bancshares, Inc.
- --------------------------------------------------------------------------------
                       (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

 |X|           $125  per  Exchange  Act  Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
- --------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
        (5)  Total fee paid:


  |_|   Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
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        (2) Form, Schedule or Registration Statement No.:
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        (3) Filing Party:
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        (4) Date Filed:
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